UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

AT&T INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 210-821-4105

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due March 6, 2025	T 25A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due November 18, 2025	T 25B	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 3.950% Global Notes due April 30, 2031	T 31F	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 3.600% Global Notes due June 1, 2033	T 33A	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 4.300% Global Notes due November 18, 2034	T 34C	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 4.050% Global Notes due June 1, 2037	T 37B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T 50A	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 21, 2025, Forged Fiber 37, LLC (“NetworkCo”), an indirect wholly owned subsidiary of AT&T Inc. (“AT&T” or the “Company”), and AT&T DW Holdings, Inc. (“Guarantor”), an indirect wholly owned subsidiary of AT&T, entered into a definitive Purchase Agreement (the “Agreement”) with Lumen Technologies, Inc. (“Lumen”) and certain of Lumen’s indirect wholly owned subsidiaries (collectively, the “Sellers”). The Agreement governs the acquisition by NetworkCo of all of the issued and outstanding equity interests of five newly formed, wholly owned subsidiaries of the Sellers (collectively, the “Companies”). Following a series of pre-closing restructuring transactions by Lumen and the Sellers, the Companies will own substantially all of Lumen’s mass markets fiber-to-the-premises network assets and related operations in Arizona, Colorado, Florida, Idaho, Iowa, Minnesota, Nebraska, Nevada, Oregon, Utah and Washington (the “Business”). At closing, NetworkCo will acquire the Companies from the Sellers.

Purchase Price

NetworkCo will pay the Sellers cash consideration of $5.75 billion, subject to adjustments for working capital and other negotiated purchase price adjustments specified in the Agreement.

Closing and Conditions

The transaction is anticipated to close in the first half of 2026, subject to satisfaction of customary closing conditions, including:

•

expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other regulatory approvals, if any (the “Required Regulatory Approvals”);

•	absence of legal restraints or injunctions prohibiting the transaction;

•	accuracy of each party’s representations and warranties, subject to “Material Adverse Effect” or materiality qualifiers;

•	performance in all material respects of each party’s covenants;

•	consummation of Lumen’s internal restructuring such that the Companies hold the assets related to the Business; and

•	receipt by NetworkCo of a specified minimum number of public access rights in respect of the Business.

Representations, Warranties and Covenants

The Agreement contains customary representations and warranties regarding the Business, the Companies, NetworkCo and the Sellers. Each party has agreed to customary covenants, including:

•	operation of the Business by the Sellers in the ordinary course prior to closing;

•	obligations to obtain the Required Regulatory Approvals and third-party consents;

•	restrictions on solicitation of competing transactions by the Sellers;

•	non-competition, non-solicitation and confidentiality undertakings; and

•	obligations to use commercially reasonable efforts and negotiate in good faith to finalize various ancillary commercial agreements.

Termination

The Agreement may be terminated by either the Sellers or NetworkCo under certain circumstances, including by mutual agreement of the parties, if closing has not occurred by the twelve-month anniversary of the Agreement (subject to up to two automatic three-month extensions if specified conditions are met), if a governmental order permanently restrains the transaction, or upon uncured material breach by the other party.

Indemnification and Guarantee

The Sellers will indemnify NetworkCo for: (i) certain excluded liabilities; (ii) liabilities arising from the pre-closing restructuring; (iii) breaches of the Sellers’ covenants surviving closing; and (iv) specified pole-attachment decommissioning costs. NetworkCo will indemnify the Sellers for: (i) certain assumed liabilities; (ii) liabilities arising from the operation of the Business post-closing; and (iii) breaches of NetworkCo’s covenants surviving closing. Subject to certain exceptions (including fraud), the Agreement does not provide for indemnification with respect to breaches of representations and warranties; NetworkCo has obtained representation and warranty insurance to provide coverage for such matters.

As part of the Agreement, Guarantor has guaranteed NetworkCo’s payment and performance obligations under the Agreement to Lumen and the Sellers, subject to customary terms and conditions.

Other Provisions

The Agreement contains additional provisions customary for transactions of this nature, including specific performance rights, allocation of expenses and limitation on remedies. Upon consummating the transaction, NetworkCo, the Sellers and certain of their respective affiliates plan to enter into various commercial agreements designed to permit, among other things, the parties to continue to serve their respective customers.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

The Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about AT&T, NetworkCo, Guarantor, Lumen, the Sellers, the Companies or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreement are made only for purposes of the Agreement and as of specific dates, are solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the AT&T’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On May 21, 2025, AT&T issued a press release announcing entry into the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains forward-looking statements that are subject to risks and uncertainties, including statements relating to the transaction. A discussion of factors that may affect future results is contained in the Company’s filings with the Securities and Exchange Commission.

The Company disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

2.1†	Purchase Agreement, dated as of May 21, 2025, by and among Lumen Technologies, Inc., the Sellers named therein, Forged Fiber 37, LLC, and, solely for purposes of Section 11.16 thereof, AT&T DW Holdings, Inc.

99.1*	Press Release, dated May 21, 2025, issued by the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.
*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2025

AT&T INC.

By:	/s/ Pascal Desroches
Pascal Desroches
Senior Executive Vice President and Chief Financial Officer